Revenue	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Revenue

20 REVENUE

	Year ended December 31,
€ in thousands	2017	2016	2015
Upfront fees	24,752	52,311	58,559
Research and development service fees	13,255	13,875	14,403
Milestone payments	17,500	18,400	3,500
License fees & other revenue	55	187	299

Total	55,562	84,773	76,761

AbbVie

In September 2013, the Company and AbbVie entered into a global licensing agreement worth up to US$840 million plus double-digit royalties, relating to the development and commercialization of vobarilizumab in RA and systemic lupus erythematosus (SLE). As part of the agreement, the Company received US$175 million in an up-front payment and assumed responsibility for the execution of Phase II clinical development in both RA and SLE. In return, AbbVie received certain rights to opt-in and license vobarilizumab (including, following such opt-in, further responsibility for Phase III development, registration and commercialization).

In March 2018, we reported top line results from our Phase II trial of vobarilizumab in patients with SLE. AbbVie has again the right to opt-in and license vobarilizumab.

Merck & Co.

On October 2, 2012, the Company announced a collaboration with a subsidiary of Merck & Co., Inc. known outside the US and Canada as MSD, to develop and commercialize Nanobody candidates directed towards a voltage gated ion channel with the option to develop and commercialize a Nanobody to a second target. Under the terms of the agreement, Merck gains exclusive global rights to Nanobodies against the selected target, with an option for similar rights to a second target. Upon signing, Merck paid the Company a €6.5 million upfront payment and a €2 million fee for research funding. In addition, the Company will be eligible to receive up to

€429 million in research, regulatory and commercial milestone payments associated with the progress of multiple candidates as well as tiered royalties on any products derived from the collaboration. The Company will be responsible for the discovery of Nanobody candidates and Merck will be responsible for the research, development, manufacturing and commercialization of any Nanobody product resulting from the collaboration.

In March 2015, the Company announced an extension of this collaboration to the end of September 2016. On October 12, 2016, the Company announced a second extension to September 2018 which triggered a €1 million milestone payment.

On February 3, 2014, the Company announced that it had entered into a second research collaboration and licensing agreement with a subsidiary of Merck & Co., Inc. This new exclusive collaboration and licensing agreement is focused on the discovery and development of several predefined Nanobody candidates (including bi- and tri-specifics) directed toward so called ‘immune checkpoint modulators’, proteins believed to be potential targets for the development of cancer immunotherapies, a rapidly emerging approach to the treatment of a wide range of cancer types. Under the terms of the agreement, the Company has received an upfront payment of €20 million and is eligible to receive up to €10.7 million in research funding during the initial three-year research term of the collaboration. In addition, the Company is eligible to receive development, regulatory and commercial milestone payments on achieved sales thresholds for a number of products with ultimate potential to accrue as much as €1.7 billion plus tiered royalties. Merck will be responsible for the development, manufacturing and commercialization of any products resulting from the collaboration.

On July 22, 2015, the Company announced an expansion of this immuno-oncology collaboration with the subsidiary of Merck & Co., Inc. to address an increased number of immune checkpoint modulator targets. As part of this expansion agreement, the Company will be responsible for the discovery and development of up to 12 additional Nanobody programs against individual protein targets and target combinations (mono- specific and multi-specific Nanobodies) through to the in vivo pre-clinical proof-of-concept stage, after which Merck will have the option to advance specified lead candidates. Under the terms of this four-year expansion, the Company received a €13 million upfront payment comprising exclusivity fees and FTE payments and is eligible to receive further research funding over the term of the collaboration. In addition, the Company will be eligible to receive additional exclusivity fees, depending on the number of programs for which Merck decides to exercise its licensing option, plus development, regulatory and commercial milestone payments of up to €338.5 million per program, as well as tiered royalties on annual net sales upon commercialization of any Nanobody products. Merck will be responsible for clinical development, manufacturing and commercialization of any products resulting from the collaboration.

Boehringer Ingelheim

On September 7, 2007, Boehringer Ingelheim and the Company announced a major Global Strategic Alliance to discover, develop and commercialize up to 10 different Nanobody programs. In return, the Company was entitled to receive an upfront payment and received research license payments, milestones and royalties. Additionally, Boehringer Ingelheim subscribed for €15 million in the Company’s IPO on Euronext Brussels in November 2007. The Company has certain co-promotion rights in Europe. The agreement was extended a last time until December 31, 2014, being the end of the Discovery Term of this Agreement.

In November 2015, Boehringer Ingelheim presented compelling pre-clinical proof-of-concept data with the bi-specific anti-VEGF/Ang2 Nanobody in multiple in vivo cancer models. A Phase I dose escalation study with the half-life extended bi-specific anti-VEGF/Ang2 Nanobody in adult patients with advanced solid tumors was initiated by Boehringer Ingelheim on January 29, 2016, triggering a €8 million milestone payment to the Company. The aim of the study is to evaluate the safety profile and dosing schedule for this Nanobody.

On April 21, 2016, the Company and Boehringer Ingelheim announced the initiation of a Phase I study to evaluate the safety, tolerability and pharmacokinetics of single ascending doses of an anti-CX3CR1 Nanobody, administered intravenously. The start of the study triggered a €8 million milestone payment to the Company. This novel Nanobody blocks the function of the G-protein coupled receptor (GPCR), CX3CR1, a protein that has proven to be difficult to address with conventional antibodies. By blocking the function of CX3CR1, the activity of inflammatory immune cells, which play a major role in chronic kidney disease, may be inhibited.